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ETHAN ALLEN INTERIORS INC.
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November 9, 2015

Ethan Allen Stockholder Presentation - Executive Summary Iconic Brand Since 1932 with unparalleled brand recognition for quality, value, and service. Constant Reinvention to stay relevant and stay in business. World's Leading Interior Design Company with 300 Design Centers - 200 in North America – 50% new or relocated in the last ten years. 1,500 entrepreneurial in-house interior designers in North America, 50% new since 2011, bringing with them entrepreneurial backgrounds and professional interior design experience. Customization A Major Competitive Advantage with 80% of furniture products custom made in North American workshops after receipt of orders. Positive impact on cash flow, and reduced returns. Combining Technology And Personal Service with our website as a key marketing and branding medium. About 90% of our clients visit our website prior to visiting our Design Centers, and about 70% live within easy driving distance to our 200 Design Centers in North America. We have a continued focus on increasing our ecommerce sales. For fiscal 2015, online transactions were up 30% and conversion rate was up 22%. North American Manufacturing is Repositioned To Service $1 Billion In Sales. Consolidated from 30 to 6 manufacturing facilities in the U.S. and built two new plants in the past 6 years in Mexico and Honduras. Started construction of new 300,000 sq. ft. upholstery manufacturing plant. Strong October Written Orders – Increase of 33.9% reflecting receipt of Phase 3 product offerings and accelerated marketing message. North American interior design network in position to write over $1 billion in sales with major opportunity to increase further. Strong Operating Performance Part Of Our History; in last quarter, last fiscal year, last 5 years, and prior periods. Major Repositioning Of Product Offerings Completed With Phase 3 received by Design Centers in September and October with great receptivity. Strong Corporate Governance with an experienced and engaged board. 83% of independent directors are new in the past five years. For 2014 Annual Meeting, the board received 93% of "FOR" voting support. CEO is largest stockholder and interests are fully engaged with stockholders. CEO voluntarily reduced his compensation $533,000, $622,656, and $525,204 for fiscal years 2013, 2014 and 2015, respectively. New employment agreement for CEO places 70% of compensation on Company's future performance. The Company received 95% vote supporting "Say on Pay" at 2014 Annual Meeting. Sandell Is Focused On Short-Term "Financial Engineering" with a nominee slate that has little or no experience in many key areas critical to Ethan Allen's business and has no defined path to implement its ideas. 2

Ethan Allen Stockholder Presentation Positioned to flow and also Repositioned continue our growth in earnings, cash in sales major elements of our vertically  integrated enterprise Strong leadership team to grow and manage our vertically integrated structure Strong corporate governance – cornerstone of our enterprise Leveraging our real estate to create additional value Our perspectives on Sandell’s involvement 3

Ethan Allen Stockholder Presentation Positioned to continue our growth in earnings, cash flow and also in sales Company Overview & Financial Highlights Industry Trends Fiscal First Quarter Ended September 30, 2015 Results October 2015 Results Operating Performance – Superior Results Opportunity Scenarios 4

Company Overview Ethan Allen (NYSE:ETH) is a vertically integrated, leading interior design company and a manufacturer, wholesaler, and retailer of quality home furnishings. • The Company offers complimentary interior design service to its clients and sells a full range of furniture products and decorative accessories through ethanallen.com and an international network of Design Centers. Approximately 80% of furniture products sold by Ethan Allen are customized to match clients’ unique preferences, from upholstery fabrics and trims to hand-applied gilding on select furniture styles. Management believes it offers its client base a unique combination of professional interior design services, customizable product offerings, superior quality, and attractive price points that are unique in the industry, all to the benefit of the Company’s stakeholders, suppliers, employees, and stockholders. • • 5 300 Design Centers: 145 Company-owned & 155 Licensees 1,500 Interior Designers in North America 5,000+ Interior Design Affiliates 8 Manufacturing Plants 2 National Distribution Centers 29 Retail Home Delivery Service Centers FINANCIAL HIGHLIGHTS Statement of Operations Data NET SALES GROSS PROFIT OPERATING INCOME NET INCOME Per Share Data NET INCOME PER DILUTED SHARE DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING Balance Sheet Data CASH AND SECURITIES (A) WORKING CAPITAL CURRENT RATIO TOTAL ASSETS TOTAL DEBT, INCLUDING CAPITAL LEASE OBLIGATIONS SHAREHOLDERS’ EQUITY DEBT AS % OF EQUITY DEBT AS % OF CAPITAL Cash Returned to Shareholders DIVIDENDS PAID COST OF SHARES REPURCHASED NUMBER OF SHARES REPURCHASED 2015 2014 2013 2012 2011 $754,600 $411,163 $65,934 $37,142 $746,659 $729,083 $729,373 $678,960 $406,496 $398,349 $390,288 $349,460 $69,636 $60,437 $49,697 $31,933 $42,931 $32,478 $49,694 $29,250 $1.27 29,182 $1.47 $1.11 $1.71 $1.01 29,276 29,239 29,109 28,966 $86,390 $129,705 1.92 to 1 $607,308 $77,568 $370,258 20.9% 17.3% $135,836 $103,563 $104,142 $107,819 $169,582 $127,631 $131,715 $113,912 2.25 to 1 1.96 to 1 1.87 to 1 1.74 to 1 $654,434 $617,285 $644,788 $628,325 $130,912 $131,289 $154,500 $165,032 367,215 334,150 321,668 281,687 35.6% 39.3% 48.0% 58.6% 26.3% 28.2% 32.4% 36.9% $13,348 $16,470 645,831 $11,297 $22,220 $8,062 $5,754 — — $1,350 $2,787 — — 79,293 204,286 Amounts in thousands, except share data. Fiscal years ended June 30. (A) Includes cash and cash equivalents, marketable securities, and restricted cash and investments.

Home Furnishings Industry Overview • Home Furnishing market is a stable and growing $200+ billion industry, expected to grow at a compounded annual growth rate 4.6% through 2021 Key drivers include: consumers’ spending and return to housing market, increasing housing churn, increasing home prices and improving jobs growth • $200 $180 $160 $140 $120 $100 $80 $60 $40 $20 $0 12.0% 10.0% $133 $128 $122 8.0% 6.0% 4.0% 2.0% 0.0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Source: Plunkett Research 31.9% 30.7% 28.6% 600 500 400 300 200 100 0 26.8%27.4% 27.6% 35.0% 30.0% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% (5.0%) (10.0%) (15.0%) 18.1% Source: U.S. Census Bureau Source: HFN, U.S. Census Bureau, and J.P. Morgan estimates 6 24.0% 19.9%19.5%16.8% 10.5% 6.3%7.2%6.3% 1.9% 1.3% 3.6%0.9%0.7% (5.0%) (8.7%) (9.1%)(11.9%) 18.3% 16.2%13.8%15.0%12.2% 13.1 % New home sales (000s) and YOY change 9.7% $139$145 $106$111$116 4.3% 4.3% 4.2% $87$89$97$1014.8%5.0%5.0%4.6% 4.1% 4.3% 1.3% 1.8% Furniture, Home Furnishing and Housewares Stores market ($bn) and growth rate

Positioned to continue our growth in earnings, cash flow and also in sales Strong Balance Sheet and Sound Fiscal Controls Allowed the Company to Weather the Great Recession Post Great Recession-Rebuilt Operating Performance Rapidly Despite Major Rebuilding and Repositioning of Vertically Integrated Enterprise Managed Cash While Executing Transformational Strategies Resumed Share Repurchases Maintained and Increased Dividends Issued Special Dividend Repositioned to Increase Leverage on Balance Sheet Fiscal 2015 and 2016 - Major Transformation Positions the Company for Accelerated Growth 7

ETHAN ALLEN RESULTS FOR FY2016 FIRST QUARTER ENDED SEPTEMBER 30, 2015 • • Sales of $190.4 million. Previous year $190.7 million Total cash and securities of $94.8 million compared to $86.4 million at prior fiscal year end Paid dividends of $4.0 million, an increase of 38% over the prior year quarter Gross margin of 55.0% in both current and prior year periods GAAP & adjusted operating income of $20.9 million, 11.0% of sales; Previous year GAAP operating income $20.5 million, 10.7% of sales; adjusted operating income $21.9 million, 11.5% of sales GAAP and adjusted earnings per diluted share (EPS) of $0.46; Previous year GAAP EPS of $0.41, adjusted EPS $0.44 Retail comparable written orders decrease by 9.8% and total written orders decrease by 9.3% primarily the result of timing related to the Company’s marketing strategy EBITDA $25.7 million, 13.5% of sales; previous year EBITDA $25.2 million, 13.2% of sales; adjusted EBITDA $26.6 million, 14.0% of sales • • • • • • 8

October 2015 Written Orders • Total written orders in the Company’s Retail Division for the month of October increased 33.9% and comparable written orders increased 32.3%, compared to the previous year October • Record written orders for the month of October 2015 exceeds strong written prior year month of October and any other prior October, and on annualized basis exceeds $1 billion in orders. October written orders reflect: • – The ability to write orders at rate in excess of $1 billion with the strength and reach of the Ethan Allen interior design network; 1,500 in-house interior design associates operating from our 200 Design Centers in North America, of which 144 are operated by the Company The strength of the Company’s marketing programs; September direct mail included a strong 76-page magazine and October and November magazines were 100-pages mailed to wider demographic base – – The strength of our website and digital marketing in getting our message out. The October monthly sales driver was our in-store only ‘Start Something Beautiful’ event for the last two weeks of the month and featured 30% off any single item. This extra 10% or 15% off the current sale pricing was advertised only through our website and digital email marketing, generating strong sales and traffic to the design centers 9

Financial Profile - Superior Operating Performance $740 10 Adjusted Operating Margin 12.0% 10.0%9.4%9.3% 8.0% 6.0% 4.0% 2.0% 0.0% 201020112012201320142015 ($ in 000's)Adjusted Operating Income $90 $75$68.8$74.3$70.5 $60 $45 $30 $15 $- 201020112012201320142015 5-Year CAGR 119.0% $51.8 $33.7 $1.4 9.9% 7.1% 5.0% 0.2% Gross Margin 54.5% 52.5% 50.5% 48.5% 46.5% 201020112012201320142015 ($ in 000's)Net Sales $7805-Year CAGR 5.0% $746.7$754.6 $700 $660 $620 $580 $540 201020112012201320142015 $729.4$729.1 $679.0 $590.1 54.6%54.4%54.5% 53.5% 51.5% 47.5%

Financial Profile - Superior Operating Performance Adjusted EBDITA ($ in 000's) $86.7 $1.47 11 GAAP EPS $2.954-Year CAGR 5.9% $2.45 $1.95 $1.45$1.27 $0.95 $0.45 -$0.05 -$0.55 -$1.05 -$1.55 Adjusted EPS $2.954-Year CAGR 24.9% $2.45 $1.95 $1.45 $0.95 $0.45 -$0.05 -$0.55 -$1.05 -$1.55 $1.71 $1.01 $1.11 $(1.53) 2010 20112012201320142015 $1.45$1.41 $1.31 $0.94 $0.58 $(0.15) 201020112012201320142015 ($ in $120 $100 $80 $60 $40 $20 201020112012201320142015 ($ in 000's)EBITDA $120 $100 $80 $60 $40 $20 201020112012201320142015 5-Year CAGR 27.1% $92.0$89.5 $70.4 $57.6 $27.0 5-Year CAGR 30.5% $87.3$81.3 $76.4 $68.3 $57.3 $21.5

Financial Profile - Superior Operating Performance Cash Dividends Paid - Total 000's) Special Dividend 2011 2012 2013 2014 2015 12 Dividend Yield 2.0% 1.8% 1.6% 1.4% 1.2% 1.0% 0.8% 0.6% Regular Dividends Per Share $0.55 $0.50 $0.45 $0.40 $0.35 $0.30 $0.25 $0.20 20112012201320142015 1.9% 1.6% 1.5% 1.0% 1.3% Increased 127.3%$0.50 $0.40 $0.36 $0.30 $0.22 ($ in $25 Total $60.7 Million Paid in Past 5 Years $20 $152013 Paid $0.50 $10 $5 $- 20112012201320142015 ($ in 000's)Net Operating Cash Flow $100 $90 $80 $70 $60 $50 $40 $30 20112012201320142015 Consistent cash flow generating $277.2 over five years $63.2$61.3$59.9 $37.7 $55.1

Superior Operating Performance-Post Great Recession Ethan Allen Maintains Consistently Stronger EPS and Dividend Yields Than Our Furniture Peers. Ethan Allen’s vertical integration provides greater operating leverage than our furniture peers. $3.00 2.5% PIR 13 Dividend Yield 2.0% ETH LZB 1.5% HVT 1.0% RH BSET 0.5% WSM 0.0% 20112012201320142015 Source Worldscope GAAP EPS $5.00 $4.00 ETH LZB PIR HVT $2.00 RH BSET WSM $1.00 $0.00 -$1.00 Worldscope 20112012201320142015 Source

Superior Operating Performance-Post Great Recession Ethan Allen Maintains Consistently Higher Gross Margins Than Our Furniture Peers. Ethan Allen’s vertical integration, with a strong manufacturing and retail base, enables Ethan Allen to maintain consistently higher gross margins than our furniture peers. Gross Margin 60.0% 55.0% ETH LZB PIR HVT RH BSET WSM 50.0% 45.0% 40.0% 35.0% 30.0% 25.0% 20.0% 2011 2012 2013 2014 2015 Source Worldscope 14

Superior Operating Performance-Post Great Recession Ethan Allen Maintains Consistently Higher EBITDA Margins Than Our Furniture Peers. Ethan Allen’s merchandising and vertical integration structure, along with prudent financial management, enables Ethan Allen to maintain a consistently higher EBITDA margin than our furniture peers. 10.0% BSET Source Worldscope 15 EBITDA Margin 16.0% 14.0% 12.0% ETH LZB 8.0%PIR 6.0% HVT RH 4.0% 2.0% WSM 0.0% -2.0% -4.0% -6.0% 20112012201320142015

Opportunity for Increased Shareholder Returns Ethan Allen’s unique vertical structure provides for strong operating leverage . As revenues increase and cover a fixed overhead base, it provides accelerated operating margin and EPS growth. With $1.1 billion in revenues, which we can generate with our existing retail footprint, we have the opportunity for a 56% gross margin, 15% operating margin and strong EPS growth. ($, millions except per share ) Opportunity Scenarios Assumptions: FY2015 reflects adjusted results , excluding one-time nonrecurring charges . Opportunity scenarios exclude one-off special adjustments and are normalized annual opportunities ; quarterly results are affected by many factors including seasonality. The Opportunity Scenarios are not intended to be projections but rather hypothetical outcomes that show the sensivity of results to certain variables . Actual results will depend on external macroeconomic conditions and other factors , including future decisions by the company and the risk factors disclosed in the company's SEC filings . 16 A B C D 800 55.0% 900 55.5% 1,066 56.0% 1,200 56.5% 354 44.3% 385 42.8% 437 41.0% 478 39.9% 86 10.7% 114 12.7% 160 15.0% 200 16.6% 3 83 3 111 3 157 3 197 53 $1.83 28.8 70 $2.45 28.8 100 $3.46 28.8 125 $4.34 28.8 F2015 754.6 54.5% 340.7 45.1% 70.5 9.3% 5.6 64.9 41.2 $1.41 29.2 Net sales Gross margin "Peak" F2006 1,066.4 50.7% Operating expenses % of NS 394.1 37.0% Operating income % of NS 146.9 13.8% Net interest & other Pretax income 4.6 142.3 Net income Diluted EPS Wtd avg shares 88.3 $2.59 34.1

Ethan Allen Stockholder Presentation Repositioned major elements of our vertically integrated enterprise Path to Exceeding $1 Billion in Sales Leading Interior Design Company Strengthening Interior Design Network Expanded & Repositioned Retail Network New Product Offerings Technology & ecommerce Strengthening Manufacturing & Logistics Accelerating Marketing Efforts 17

The Board and Management’s Growth Strategy for the Company coming out of the Great Recession – The Path to Exceeding $1 Billion in Sales • Enhance competitive differentiation – Emphasize product customization and North American artisanship Maintain our vertically integrated model versus switching to an importer and more commodity based selling model. Rebuild our manufacturing – Expand within North America by building new manufacturing in Mexico and Honduras - A Five-Year Task Design, manufacture and launch new product programs – Refresh and expand our product offerings to appeal to a broad customer base – Classic designs with a modern attitude to maintain unique product positioned at the mid to upper level of the market. Appeal to a broad demographic base in terms of style and fashion Expanding into additional product categories with focus on reaching children and millennials Develop new merchandising programs that effectively utilize our rebuilt manufacturing capabilities 18

The Board and Management’s Growth Strategy for the Company coming out of the Great Recession – The Path to Exceeding $1 Billion in Sales • Continue process of developing a more effective and targeted retail network – Renovate, relocate and add new design centers to increase traffic and enhance the projection of the brand Remodel/renovate design centers to accommodate the new products Reposition retail footprint from legacy locations to lifestyle centers Accelerate International expansion through licensees Continued strengthening of our interior design associates – – – – • Aggressively expand and increase our marketing efforts once products and design centers are refreshed and capacity is in place to support growth – Increase advertising and promotions to increase traffic 19

The Board and Management’s Growth Strategy for the Company coming out of the Great Recession – The Path to Exceeding $1 Billion in Sales • Expand digital commerce to reach wider demographic – – Move to new cloud platform for website Update Website to serve dual purpose o Inspirational to drive traffic to Design Centers and our 1,500 Interior Designers o More effective Ecommerce platform Implement on-line merchandising strategy and expand digital marketing to increase on-line business – • Strengthen financial structure – – Stabilize and maintain tight fiscal controls during transformation Utilize Company’s financial strength and operating leverage to enhance shareholder returns through dividends and share repurchases 20

Leading Interior Design Company Strengthening Interior Design Network • • • Leading interior design enterprise with 1,500 interior designers in North America Added entrepreneurial interior designers – 60% with entrepreneurial backgrounds Our interior designers directly interact with customers developing long-term client relationships and drive sales by leveraging the Company’s marketing and product programs together with their professional interior design service Expanded Interior Design Affiliate Program (IDA) with over 5,000 members Our network of interior designers provide opportunity to substantially increase business with existing retail network currently in place • • INTERIOR DESIGN NETWORK 21 Retail

Strengthening Interior Design Network • From its roots as a manufacturer of high-quality home furnishings, Ethan Allen has matched its superior craftsmanship with over 1,500 interior designers and 300 Design Centers around the world In the past 5 years, opened 25 company-operated stores, including 14 relocations, and 79 independently operated stores, including 23 relocations Internationally, in past 5 years, Ethan Allen and independent operators have opened 70 stores outside North America, primarily relocations, in China, Europe, and the Middle East • • U.S. (independent) 58 U.S. (company-operated) 137 International (independent) 97 International (company-operated) 7 22 Retail

Expanded and Repositioned Retail North American Design Centers Network • Relocating to Design Centers with smaller footprints, reflecting changes in consumer patterns – Average Design Center opened in last 3 years is ~10,000 sq. ft. vs. ~16,000 sq. ft. • Targeting 40 new potential U.S. markets, with 7 currently under construction 133 locations 52 locations 23 locations 23 Lifestyle Design Classic Design Neoclassical Design Retail

New Offerings - Competitive Differentiation Unique product value • Complimentary Design Service – Design Centers staffed with professional designers, offering highly personalized, complimentary service from room planning to color selection • Diversity of Style – Ethan Allen draws inspiration from an array of cultural influences to create uniquely American furnishings in a variety of styles • Customization – Commitment to client’s personal style, including fabric and finish selection, trims and tapes, custom art, and soft goods • Superior Craftsmanship – All furnishings are constructed with care, one design element at a time. Ethan Allen leverages its vertically integrated platform and professional designers to create unique products and value for its clients. 24

New Offerings From Fall 2014 to Spring 2016, Ethan Allen has been refreshing about 70% of its product offerings; we have completed Phases I, II and III through Fall of 2015. About 80% of our furniture products are customizable to match our clients’ unique style preferences. Phase 1: Introduced Fall 2014 • • Introduced Casual Classics Introduction focused on relaxed finishes and comfort with relevant products for how people live today Phase 2: Introduced Spring/Summer 2015 • Launched Romantic Classics with unique, stand-alone, timeless pieces New finishes, the injection of color and great forms create more fashion looks for the home; manufacturing centered around company’s U.S. workshops • 25

New Offerings Phase 3: In-Process Fall 2015 • Romantic Classics with influences inspired by European designs Taking inspiration from the classics and modernizing them for today’s living; continued focus on U.S. manufacturing • Phase 4: Implementing Spring 2016 • Casual Classics influenced by American designs Comfortable and affordable furniture and décor for relaxed lifestyles • 26 Coming Soon!

Technology & Ecommerce A key part of our repositioning has been to add technology throughout our business to create a dynamic omni-channel environment. This includes investing in our technology infrastructure–including digital, retail, manufacturing, finance, operations, warehousing, and logistics platforms–to seamlessly link information across our vertically integrated company. 27

Technology & Ecommerce Ethan Allen’s Digital Strategy Objectives • Provide a rich branding experience for the consumer while introducing them to our interior design services and expansive product offerings that reflect today’s focus on fashion for the home. Drive traffic to our expansive brick-and-mortar network. • – With 200+ Design Centers in North America, about 70% of our target demographic is within easy driving distance of an Ethan Allen Design Center. Clients who come into a Design Center and experience our personal design service result in higher average tickets, lower returns and more repeat sales. 90% of clients who visit Design Centers have been on our website. – – • Increasing ecommerce sales through our website redesign. – Targeting both new and younger demographics, with a “buy it now” attitude, we have made the website easy to shop. We have streamlined the online custom offerings to make the buying process quick and easy and added more in-stock items. This creates an opportunity for incremental online sales that do not cannibalize the brick-and-mortar interior design service generated sales. With the improvements being made we are seeing positive increases in KPI’s over the prior year. FY2015 transactions were up 30% and conversion rate was up 22%. – – – 28

Strengthened Vertically Integrated Structure From Design through Delivery Case Goods Manufacturing - Upholstery Manufacturing - Accents Manufacturing Offshore Sourcing - Logistics • • 70% of furniture products are manufactured by Ethan Allen 80% of our furniture products are custom made-to-order and can be delivered to the customer within 4-6 weeks 20% of furniture products are available for immediate delivery and additional in-stock products being added for expanding ecommerce channel Our competitors primarily operate a commodity-oriented, high-inventory offshore import model The Company exports North American manufactured products to our Chinese retail outlets • • • In the midst of the Great Recession, when many furniture manufacturers went bankrupt, closed their American manufacturing or ramped up importing standardized product from offshore, the Company made the strategic decision to maintain our differentiated North American vertically integrated, customized competitive model. Our operating structure means we can offer our clients customized products, while maintaining relatively low inventories and average shipment time from our plants of approximately 4 weeks. 29 Manufacturing & Sourcing

Strengthened Vertically Integrated Structure from Design through Delivery Manufacturing and Logistics Footprint • Own and operate 8 manufacturing facilities in the U.S. (6), Mexico (1), and Honduras (1) Manufacture and/or assemble approximately 70% of our furniture products in our own North American plants Focused on Environmental and Social Responsibility and uniform manufacturing standard s Full control of product from manufacturing facilities to the customer via: • • • • 2 national distribution centers 29 retail Service Centers located across the country • Manufacturing locations Retail warehouse service center Distribution center North American Manufacturing=Competitive Advantage Custom made-to-order products shipped from our plants in about 4 weeks. 30 Manufacturing & Sourcing

Quality Craftsmanship: A Cornerstone of the Brand • • • • • Much of our furniture is built by hand, one piece at a time, in our own North American workshops Most frames are hand-assembled and stitching is guided by hand We select international partners as committed to quality as we are All case goods frames are made with premium lumber and veneers Best-in-class construction techniques, including mortise and tenon joinery and four-corner glued dovetail joinery on drawers Commitment to high construction standards 31 Manufacturing & Sourcing

Accelerating Marketing Efforts In 2015, with our new merchandise now in place, Ethan Allen has been accelerating its marketing efforts • • • • • Launched Muses, a 328-page Coffee Table Book Sent Out About 30 Million Direct Mail Marketing Magazines Expanded Digital and Television Campaigns Social Media/Grassroots Marketing Design Center Projection 32

Accelerating Marketing Efforts Direct Mail - Fall Issue, September 76 pages Direct Mail - Fall Issue, October 100 pages 33

Accelerating Marketing Efforts Social Media Focus - The Muse blog, Facebook, Pinterest, Houzz, Twitter, Instagram, Google+, and YouTube 34

Ethan Allen Investor Presentation Strong leadership team to grow and manage our vertical integrated structure   Managing a Vertically Integrated Structure Seasoned Senior Leadership Team 35

Vertically Integrated Business Model Requires a Strong and Diversified Board and Management Team Case Goods DESIGN CENTERS Accents Product Sourcing Suppliers Strong management team covering all aspects of vertical structure including product development, manufacturing, logistics, merchandising, marketing, company-operated retail, business development and licensee relations, and operations. 36 NATIONAL DISTRIBUTION NORTH AMERICAN Manufacturing Export Operations NORTH AMERICAN Upholstery Manufacturing CONSUMER COMPANY-OPERATED Import Operations ethanallen.com Ecommerce eMarketing NORTH AMERICAN Manufacturing Trucking Fleet & Dedicated Freight Shipments LICENSEE HOME DELIVERY SERVICE CENTERS INTERNATIONAL UPS Order Fulfillment COMPANY-OPERATED HOME DELIVERY SERVICE CENTERS Raw Materials LICENSEE DESIGN CENTERS OPERATIONS TECHNOLOGY ADMINISTRATION MARKETING ADVERTISING COMMUNICATIONS PRODUCT DESIGN MERCHANDISING STORE PLANNING

Strong Management Team Led by Veteran CEO The Company’s management team is comprised of individuals with vast industry knowledge and a proven track record, critical in a vertically integrated enterprise. The Company is led by Farooq Kathwari, Chairman, President and CEO who is surrounded by a cadre of experienced consumer, manufacturing, logistics, and retail industry veterans. The average industry experience of all our management is approximately 15 years, and it’s about 25 years for our Vice Presidents. 37 Pamela Bemus Vice President, Retail Division (19 years ) David R. Burton Vice President, Retail Division (11 years) Don Garrett Vice President, Case Goods Manufacturing (40 years) Craig Stout Vice President, Case Goods Merchandising (41 years) John S. Bedford II Vice President, Corporate Controller (7 years) Bridget DePasquale Vice President, Marketing Services (17 years) Daniel M. Grow Sr. Vice President, Business Development (6 years) Clifford Thorn Vice President, Upholstery Manufacturing (41 years) Cynthia Bero Vice President, Retail Division (23 years) John Durkott Vice President, Retail Division (2 years + 31 years as Ethan Allen licensee) Eric D. Koster Vice President, General Counsel and Secretary (2 years) Robin van Puyenbroeck Vice President, Business Development (1 year) Kathy Bliss Vice President, Retail Division (14 years) (Years = Years of Service) Amy Franks Vice President, Retail Division (18 years) Tracy Paccione Vice President, Merchandising (18 years) Corey Whitely Executive Vice President, Administration, Chief Financial Officer & Treasurer (27 years)

Strong Management Bench Strength Throughout Our Vertical Enterprise Merchandising Design Advertising Communication Digital Company manufactures 70% of products Products are custom made Case goods manufacturing Upholstery manufacturing Accents manufacturing Offshore Logistics Retail division Independent network International Finance Technology Human resources 38 Administration Retail Manufacturing & Sourcing Brand

Ethan Allen Investor Presentation  Strong corporate governance – cornerstone enterprise of our  History of providing shareholder return Dividends Share Repurchases Valuation Metrics Total Shareholder Return Comparisons    Good Governance Practices Executive Compensation Initiatives Experienced and engaged board 39

Focus on Shareholder Returns Ethan Allen Capital Return Strategies-In the past 5 fiscal years, Ethan Allen has used internally generated cash to repurchase shares ($20.6m), pay dividends ($60.7m), make store acquisitions and support capital expenditures ($96.3m), and make substantial debt repayments ($210.4m). Ethan Allen has a long and consistent record of applying excess cash flow to provide common stock dividends, special dividends, and capital returns: $30 20.0% $25 15.0% $22 $20 10.0% $15 3.5% $10 5.0% 3.1% 2.9% 2.7% 2.6% $10 1.8% 1.7% $5 0.0% 2009 2010 2011 2012 2013 2014 2015 40 $24 $23 $12 $20 $19 (millions) Last 5 Fiscal Years Capital expenditures $96.3 Debt repaid $210.4 $388.0 Since Going Public $740.2 $390.9 $2,028.6 Capital Expenditures & Acquisitions and % Sales

Focus on Shareholder Returns • Long and consistent history of returning value to stockholders, including payments of Regular and Special Dividends Total Dividends Paid $348.4 million • (millions)Total Annual Dividends Paid 1996 1997 1998 1999 2000 2001 2002 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2013 2014 41 2013 Paid $0.50 Special Dividend 2004 Paid $3.00 Special Dividend $10.00 $1.00 $0.10 $0.01 Dividend $ per Share Dividend $ per Share

Focus on Shareholder Returns • Long and consistent history of returning value to stockholders, including frequent Share Repurchases Total Share Repurchases $549.2 million • ( $ thousands )Annual Share Repurchases $39.1 42 $90.0 $85.1 $80.0 $70.0 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $.9 $3.6 $.0 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 $81.4 $69.7 $42.9 $46.5$43.5 $54.0 $16.5 $22.0 $30.5 $6.7 $2.6 $2.8 $1.3 (millions) Total shares issued 46.7 Shares outstanding 6/30/05 34.5 Shares outstanding 6/30/15 28.4 Cumulative share repurchases 18.3 39.2%

Focus on Shareholder Returns • Leveraging our strong operational performance to generate excess cash, which is returned to stockholders through special and ordinary dividends and stock buybacks. Share price valuation metrics have remained consistently on par with our furniture peers during major transformation. Positioned for the opportunity of trading at an expanded market premium as the transformation is completed. 20.0 15.0 10.0 5.0 0.0 • ETH BSET HVT LZB PIR RH WSM 100.0 80.0 • 60.0 40.0 20.0 0.0 ETH BSET HVT LZB PIR RH WSM Sandell used three different peer groups in its presentation. We’ve used one group consistently throughout this presentation, although most peers are not vertically integrated producing 70% of what they sell. We also used a logical ‘as of’ date throughout; our fiscal year end 6/30/2015. Source Worldscope 43 June 30, 2015 Performance/Earnings June 30, 2015 Enterprise value/EBITDA

Shareholder Returns Total Shareholder Return Comparisons • • • • • Strong returns with opportunity for accelerated growth. New debt financing provides opportunity for increased shareholder returns. Returns are in-line with most peers, outliers skew peer average Based on 6/30/2015 stock price of $26.34 Since 6/30/2015 stock price has increased 12.2% to $29.55 as of 11/06/2015 BSET 110% Total 1 year Shareholder Return 90% 70% 50% 30% WSM LZB RUSSELL 10% -10% HVT -30% as of 6/30/2015, compound annual growth rate with dividends reinvested Excludes peers who are no longer public or are out of business 44 ETH SP500 3000 RH PIR

Shareholder Returns Total Shareholder Return Comparisons • 5-year and 3-year returns reflect strong returns during a period of major transformation of our vertical enterprise 5-year returns are in-line with market and most peers, outliers skew peer average. Based on 6/30/2015 stock price of $26.34 Since 6/30/2015 stock price has increased 12.2% to $29.55 as of 11/06/2015 Poised for growth with new debt financing and increased revenues • • • • Excludes peers who are no longer public or are out of business 45 Total 5 year Shareholder Return 60% 50% 40% 30% 20% 10% 0% as of 6/30/2015, compound annual growth rate with dividends reinvested Total 3 year Shareholder Return 60% 50% 40% 30% 20% 10% 0% -10% PIR as of 6/30/2015, compound annual growth rate with dividends reinvested BSET LZB WSM RUSSELL SP500 3000 ETH PIR HVT RH BSET LZB HVT WSM RUSSELL SP500 3000 RH ETH

Good Corporate Governance We Continuously Implement Best Practices in Governance • • • Implemented Non-Binding Vote on Executive Compensation – 2011 Eliminated Shareholder Rights Plan (Poison Pill) – 2012 At the 2013 Annual Meeting, implemented an number of significant changes: – – – – – Appointed Lead Director Eliminated classified board terms No Cumulative Voting Approved the recoupment/clawback of executive compensation in certain circumstances. Imposed requirements for Board and management stock ownership and implemented no hedging/pledging policy Management options cannot be repriced Implemented additional restrictions on Board tenure and other Board appointments – – • 5 of the Company’s 6 independent directors have joined the Board since 2010 – Dr. Schmotter joined the Board as a new member in 2010, Mr. Dooner in 2011, Mr. Carlson in 2013, and Mr. Esposito and Ms. Stacom in 2015 • At the 2015 Annual Meeting, recommending shareholders vote to eliminate the requirement that business combinations be approved by a majority of the continuing directors 46

Good Corporate Governance Executive Compensation Initiatives Strong Say on Pay Support. At our 2014 Annual Meeting of Stockholders, 95% of our stockholders voted in support of "Say On Pay“. Background of 2015 Employment Agreement • The Compensation Committee recognized that the substantial debt financing that provides capital returns for stockholders would subject the Company to higher financial demands and a debt placement process that the Compensation Committee believed would require a clear long-term commitment of the Chief Executive Officer. Further, due to the many associations and partnerships that the Company operates under with its licensees and vendors, a clear direction of management is necessary. The CEO voluntary reduced his compensation by $533,000, $622,656, and $525,204 for fiscal years 2013, 2014 and 2015, respectively. • Emphasis on Performance-Based Incentives For CEO – Reflects Alignment With Stockholders and CEO’s Confidence In Future Performance • In September 2015, Ethan Allen entered into a new employment and incentive package with its Chief Executive Officer, which maintains the base salary of 2011 and provides for 70% performance-based and “at risk” incentives and long-term performance stock awards dependent on Ethan Allen achieving future adjusted operating income and adjusted operating income per share targets established by the Board. • Ethan Allen believes that this strong compensation emphasis on future performance, to a meaningful degree exceeding many of its peers, demonstrates a very strong alignment with our long-term stockholders’ and is a statement of confidence in Ethan Allen’s future by our Chief Executive Officer. 47

Good Corporate Governance Independent and Engaged Board Skilled, Diversified and Engaged Board. Best practices in good governance. • Refreshed Board: – – – 83% (5 of 6) of independent directors new in past five years. 50% (3 of 6) of independent directors new in past three years. 33% (2 of 6) of independent directors new in past one year. • • Directors received +93% of “For” voting support at 2014 annual stockholder meeting. In fiscal year 2015, there was 100% attendance by each director at each of the four regularly scheduled Board of Directors meetings, five regularly scheduled Audit Committee meetings, two regularly scheduled Compensation Committee meetings, and two regularly scheduled Nominations Committee meetings. Independent Board. All members of our Board are independent directors, with exception of our Chairman of the Board who is also the Chief Executive Officer Independent Board Committees. All members of our Committees are independent directors Independent Executive Sessions. Required Committee Authority to Retain Independent Advisors. All fees and expenses paid by the Company Audit Committee Policies and Procedures Audit Committee Financial Expert. All members of Audit Committee are financial experts • • • • • • 48 Published Governance Guidelines. On our website at ethanallen.com/governance.

Farooq Kathwari Home Furnishings Industry Leader • • Chairman, President and CEO of the Company since 1988 Has extensive experience and knowledge of the history of the Company and the furniture industry as well as extensive experience in growing and managing a business Possesses insight into retailing, marketing, manufacturing, and strategic planning from experience with the Company as well as his broad experience with both for-profit and not-for-profit organizations, which has given him perspectives from other industries valuable to his service to the Company • CEO Stock Ownership: % of Outstanding Shares EXCLUDING STOCK OPTIONS As the Company’s largest stockholder, the Chairman & CEO’s interests are directly aligned with stockholders’ interests and is the best long-term partner for stockholders. 12% 10% 8% 6% 4% 2% 0% ETH BSET HVT LZB PIR RH WSM 49

JAMES B. CARLSON LEADER IN THE LEGAL AND FINANCIAL INDUSTRIES CHAIRMAN OF THE COMPENSATION COMMITTEE AND A MEMBER OF THE AUDIT COMMITTEE • • Independent Director of the Company since June 10, 2013 Currently a partner in the law firm Mayer Brown LLP. Past Partner-in-Charge of the firm's New York Office and served as the firm's Global Practice Leader Adjunct Professor at the New York University School of Law and Stern School of Business teaching: Securities and Capital Markets Regulation; Derivatives and Changing Regulation; and Microfinance and Access to Finance for the Global Poor Mr. Carlson brings extensive knowledge of corporate and financial strategies and is a highly regarded member of the legal and business communities • • CLINTON A. CLARK LEADER IN RETAIL AND CONSUMER INDUSTRIES CHAIRMAN OF THE AUDIT COMMITTEE • • Independent Director of the Company since June 30, 1989 Former Chairman, President and Chief Executive Officer of Long John Silver's Restaurants, Inc., Former President and Chief Executive Officer of The Children's Place, a retail children's apparel chain he founded in 1968 Mr. Clark's vast experience managing publicly traded companies, serving on public company boards, and his experience as an executive has provided the Company with a wealth of knowledge in strategic planning, corporate finance, compensation, and sales and marketing in consumer-related industries • 50

JOHN J. DOONER, JR. LEADER IN MARKETING AND STRATEGIC COMMUNICATIONS MEMBER OF THE COMPENSATION AND NOMINATIONS COMMITTEES • • Independent Director of the Company since January 26, 2011. Currently Chairman Emeritus of McCann Worldgroup, a company he formed in 1997, Former Chief Executive Officer of McCann Worldgroup, one of the world's largest marketing communications organizations Former Chief Executive Officer of McCann-Erickson Worldwide; Recently established The Dooner Group, a marketing communication consultancy Mr. Dooner’s CEO level experience at top global advertising agencies gives the company strategic guidance with the direction of all marketing, advertising, and communication activities • • DOMENICK J. ESPOSITO LEADER IN THE ACCOUNTING PROFESSION MEMBER OF THE AUDIT COMMITTEE • Currently a partner of the CPA firm CohnReznick LLP serving as the National Practice and Growth Director and prior to that was their Chief Operating Officer; Former Vice Chairman of BDO; Former Chief Executive Officer of Grant Thornton Former Member of the NASDAQ Listing and Qualifications Committee to the Board of Directors and recently served on the NASDAQ Listing and Qualifications Panel. Mr. Esposito’s vast experience in financial leadership positions, specifically with risk management and capital strategies, provides senior leadership and strategic skills to the Company • • 51

DR. JAMES W. SCHMOTTER LEADER IN HIGHER EDUCATION ADMINISTRATION LEAD DIRECTOR, CHAIRMAN OF NOMINATIONS COMMITTEE, MEMBER OF AUDIT COMMITTEE • • Director of the Company since April 20, 2010 President Emeritus of Western Connecticut State University, an institution he led eleven years as president; Former Dean of Western Michigan University's Haworth College of Business and the College of Business and Economics at Lehigh University; Former Chairman of the Board of Trustees of the Graduate Management Admission Council; Founding Vice Chair of the Board of the MBA Enterprise Corps His strong leadership and educational and governmental background provides key insight and experience in strategic planning and international/global issues to the Company • TARA I. STACOM • • LEADER IN REAL ESTATE AND FINANCIAL INDUSTRIES Director of the Company since September 29, 2015 Currently Executive Vice Chairman at Cushman & Wakefield, a worldwide commercial real estate firm; Currently serves on the Board of Trustees at Lehigh University; Currently a director of the Realty Foundation of New York and a member of the Real Estate Board of New York, serving on its Ethics Committee Honored with the Real Estate Board of New York's highest achievement: the 2011 Most Ingenious Deal of the Year (Henry Hart Rice Award), for the leasing of One World Trade Center Ms. Stacom's background provides the company with extensive knowledge of commercial real estate and finance • • 52

Ethan Allen Investor Presentation Leveraging our real estate to create additional value      Transitioning Owned Properties Review of Capital Structure Debt and Leverage History Planned Capital Structure - $365 Million Credit Facilities   New $250 Million Debt Financing $115 Million Revolving Credit Facility 53

Real Estate Strategies – Transitioning Retail Real Estate: Owned Properties • 53 Design Centers owned after selling and repositioning 38 properties, realizing about $67.2m in net sale proceeds 17 Design Centers subject to land leases 74 Design Centers leased from third parties Current average size of 16,000 sq. ft. Average size of 23 new locations opened in last three years is 10,500 sq. ft. (22 leased, 1 owned) • • • • Manufacturing and Distribution Real Estate: • 8 manufacturing facilities and 2 national distribution centers owned after consolidating and selling 20 facilities, realizing about $10.5m in net sale proceeds. • Ethan Allen currently has 29 retail service centers: 3 owned, 11 leased and 3PL service providers utilized for 15. 54

Disciplined Capital Structure and Assets Enabled Us To Survive the Great Recession, When Many of Our Competitors Did Not. • Ethan Allen strategy of owning select real estate assets as a part of its disciplined capital strategy ensured that Ethan Allen survived the Great Recession that devastated much of the cyclical furniture industry and led to the bankruptcy and demise of several major furniture industry competitors and very severe losses for surviving competitors Companies and brands that filed for protection under bankruptcy laws included Furniture Brands (Broyhill, Lane, Drexel, Thomasville), Robb & Stucky, Mastercraft, RoomStore, Bombay Company, Jennifer Convertibles, Z Gallerie, and Simmons Other competitors such as Pier 1 (March 2009 $0.11 per share), La-Z-Boy (March 2009 $0.60 per share), and Bassett (March 2009 $0.79 per share), dropped more than 90% of their market values during the Great Recession. While Ethan Allen was very stressed by the Great Recession, we had the assets, resources, and management to weather it and then rebuild from it. • • • 55

Disciplined Capital Structure 3.5x 3.0x 2.5x 2.0x 1.5x 1.0x 0.5x 0.0x $80 $70 $60 $50 $40 $30 $20 $10 $0 2011 2012 2013 2014 2015 2011 2012 2013 2014 2015 1.2x 1.0x 1 Free cash flow defined as Adj. EBITDA minus capital expenditures 0.8x 0.6x 0.4x 0.2x 0.0x 2011 2012 2013 2014 2015 56 1.0x 0.7x 0.3x NM  Net debt / Adj. EBITDA $72.6$69.7 $67.7 $48.5$47.5 Free cash flow1 2.9x 2.2x 1.5x 1.4x 0.9x Total debt / Adj. EBITDA

Disciplined Capital Structure Prudent Capital and Debt Management • • • Paid down $210.4m of debt during the past 5 fiscal years Improved total leverage from fiscal 2010 of 9.6x to 1.0x in fiscal 2015 Improved net leverage from fiscal 2010 of 4.9x to -0.1x in fiscal 2015: Debt & Leverage History $250 (millions) 10.0x 8.0x $200 6.0x $155 4.0x $150 2.0x $100 - (2.0)x $50 (4.0)x $0 (6.0)x 6/2005 6/2006 6/2007 6/2008 6/2009 6/20106/2011 6/2012 6/2013 6/2014 6/2015 Total debt Leverage ratio Leverage ratio = total debt / EBITDA 57 $203$203$203$199$207 $13 $165 $131$131 $78

Disciplined Capital Structure - Real Estate Strategies Financial Engineering Our Real Estate Adds Large Financial Cost and Risk. • Sale/leaseback or REIT financial engineering is not right for Ethan Allen: – Artificially inflating real estate values through high lease-back rents would significantly restrict Ethan Allen in continuing our strategic repositioning of our retail footprint Would place $25-$35 million of additional cash rent burden on the Company, which is in a cyclical industry, significantly eroding future profits and cash flows Unlike borrowings against real estate, a lease cannot be paid off early – – • Capital Structure Permits Our Real Estate Strategy. New proposed $250 million debt financing leverages owned properties: – Utilizing owned properties as collateral permits strategic repositioning of real estate footprint Financially engineered sale-leaseback type transactions would significantly restrict Ethan Allen in continuing our strategic repositioning of our retail footprint – • Real Estate Asset Values and Financings. Ethan Allen believes that it is monetizing its real estate for the benefit of capital returns for stockholders and for consistency with the flexibility required for our repositioning strategies. Real Estate used as collateral for debt allows debt to be repaid, and then real estate can be collateralized again for future debt issuances. 58

Review Of Capitalization Opportunity The proposed $250 million senior term credit facility, along with the $115 million senior asset-based facility provides Ethan Allen with significant financial flexibility to execute its strategic plan, including providing a substantial capital return to stockholders, without imprudently leveraging Ethan Allen in a cyclical industry. Ethan Allen also expects to maintain average cash liquidity of about $190 million, consistent with fiscal prudence as well as credit agreement requirements and rating agency expectations. Pro forma capitalization ($mm) Cash, equiv. & marketable securities3 $95.00 $95.00 $115mm RC due 2019 $35mm TL A due 2019 New $250mm long-term debt Capital leases & other debt 40 34.4 - 2.3 -40 -34.4 250 - - 250 2.3 -% -% 24.38% 0.22% -x -x 2.79x 0.03x Adj. leverage (3.0x)1 $161.65 $337.25 2.86x Market equity as of 10/30/152 $773.14 $773.14 75.40% 8.64x Adj. EBITDA $89.50 $89.50 1 Defined as (total debt + 3.0x rent expense) / Adj. EBITDAR; rent expense of $28.3mm per FY 2015 10-K 2 Based on share price of $27.21 and 28.4mm shares outstanding 3 As of September 30, 2015 59 Total capitalization $873.50 $1,025.44 100.00% 11.46x Enterprise value $778.50 $930.44 10.40x Net leverage($18.30) $157.30 1.76x Total debt $76.70 $252.30 24.60% 2.82x As of September 30, 2015 Amount Adj. Pro forma % Cap xAdj. EBITDA

Positive Views From Analysts of Strategy & Performance “We believe management has done an excellent job with the new product designs, which are still classic yet have a modern flair.” “We believe it will be a bumpy road for the next several quarters and that FY/17 will likely be the turning point for the company.” - Barrington Research, September 17, 2015 “We still believe that after completing phase three of its new product launch, Ethan Allen will be better positioned to grow in CY 2016 and beyond. Our constructive thesis is underpinned by Ethan Allen’s vertically-integrated operating model and leading in-home interior design capabilities.” - Raymond James, October 20, 2015 “Investments will create near-term margin headwinds for a couple more quarters but we see a brighter future ahead.” – Dougherty & Company, January 29, 2015 “Preparing to Phase out of Transition; we believe the Next Classics transition is on track and an important part of the strength cited in the month of June, we believe the transition impact could last another six months” - Nomura, July 28, 2015 “Although transition-associated margin headwinds will persist a bit longer, we are confident that after completing phase 3 of its new product launch (October/November 2015), Ethan Allen will be well positioned for long-term growth. So, our positive investment thesis remains, underpinned by Ethan Allen’s vertically-integrated operating model and its leading in-home interior design capabilities. Even with near-term choppy results, ETH’s current valuation offers a compelling risk/reward scenario, in our view.” – Raymond James, July 29, 2015 60

Ethan Allen Investor Presentation Our perspectives on Sandell involvement  61

Sandell Proxy Contest Observations Ethan Allen has been Engaged with Sandell, with over 23 Interactions. Ethan Allen Has Maintained Communication with Sandell. Ethan Allen invited Sandell to attend our annual investor conference, which they choose not to attend. Ethan Allen advised Sandell of the Board’s plans to appoint a leading retail or e-commerce executive to the Board of Directors. The Company offered to hold scheduled periodic business sessions with them–and invite other major stockholders–to explore important topics of direction for Ethan Allen. Sandell Does Not Demonstrate Understanding of our Business Model. Prior to our first meeting, Sandell had never visited one of our Design Centers or manufacturing plants to understand our facilities or their locale. They do not understand our vertically integrated business model nor our competitive model. Concede Or “We’ll take over the Company” Ethan Allen was given ultimatum to concede to Sandell despite their offering board nominees who would not provide additional value – they did not have manufacturing experience, marketing experience, or operating experience. Their entire focus was that we either sell the Company or that Mr. Kathwari take it private with Sandell as a partner. 62 Sandell has presented no credible plan or analysis to create value for all stockholders.

Company has Skilled & Relevant Board. Sandell Nominees are not additive and do not have the critical experience in key areas. 63 Ethan Allen Board Nominees Furniture Industry Experience CEO Level Experience Public Board Experience Experience managing a vertically integrated business Operating Experience Retail Experience E-Commerce Experience Finance Experience Real Estate Experience Marketing Expertise M. Farooq Kathwari Yes Yes Yes Yes Yes Yes Yes Yes Yes Yes James B Carlson Yes Yes Yes Clinton A. Clark Yes Yes Yes Yes Yes Yes Yes Yes Yes John J. Dooner, Jr., Yes Yes Yes Yes Yes Yes Yes Domenick J. Esposito Yes Yes Yes James W. Schmotter Yes Yes Yes Yes Yes Tara I. Stacom Yes Yes Yes Yes Yes Sandell Board Nominees Edward Glickman Yes Yes Yes Yes Kathy Herbert Yes Yes Yes Richard Mansouri Yes Annelise Osborne Yes Yes Ken Pilot Yes Yes Yes Yes Yes Yes Alex Wolf Yes Yes

Setting the Record Straight he would not to have to deal with Wall Street analysts, and if he did Sandell Claim Fact “We run it like a private company” •Sandell suggested that Mr. Kathwari take the Company private so so, that Sandell would like to be a partner with him. Mr. Kathwari stated in reply “we run it like a private company, with long-term strategy and with managing expenses and inventories to generate a healthy cash flow” (conclusion on page 59 of Sandell’s 11/2015 presentation) Ethan Allen has: •Un-paralleled brand name recognition •Robust free cash flow from operations •Minimal core capital spending requirements •“Clean” balance sheet •Significant “hidden” value associated with real estate providing further financing ability •We agree, but do call out that this premier positioning did not come about by chance. •Our premier positioning is because of the strategies set by the current Board and current management and the effective execution of those strategies by a seasoned leadership team 64

Setting the Record Straight Realized $67.2 million in net sale proceeds by selling 38 properties sale-leaseback of the Company’s real estate reduces that flexibility joined the Board in the past five years 65 Sandell Claim Fact Ethan Allen should monetize its real estate through a sale-leaseback or other alternatives and return the proceeds to stockholders •Ethan Allen has effectively managed its real estate assets. •The Company needs to maintain flexibility to manage its assets, a •The proposed $250 million debt facility will be collateralized by real estate assets The Company’s stock price performance has lagged behind its peer group •The Company’s stock price has traded in line with its peers and the Russell 3000 index the past five years, including the past 12 months. •On a multiple basis, Ethan Allen currently trades in line with its peers •The company expects to trade at a premium based on its leading operational performance as the increased revenue results from its current repositioning efforts are realized Farooq Kathwari is an “Imperial CEO” •The Company has six independent directors and five of the six have •There is a Lead Director in place •CEO is a hands-on CEO of a vertically integrated operating company. •Mr. Kathwari is the Company’s largest stockholder and his interests and compensation are completely aligned with all stockholders

Setting the Record Straight 66 Sandell Claim Fact The Company has poor Corporate Governance Policies •No classified Board terms •Independent Committees of the Board with established policies •No Stockholders Rights Plan •No cumulative voting •Board and management stock ownership requirements with holding periods and trade restrictions •Recommending vote to eliminate requirement that Business Combinations be approved by majority of Continuing Directors at the 2015 Annual Stockholder Meeting Mr. Kathwari’s compensation is not aligned with performance •“Say on Pay” received 95% support at 2014 annual meeting •Recently approved 2015 Compensation package includes performance-based incentives with about 70% of total compensation “at risk” •2015 Agreement includes no increase in targeted total compensation, maintains the base salary of 2011 •Long-term incentives are tied to achieving future adjusted operating income targets •Long-term compensation plan with Mr. Kathwari is important to: employee relations; maintaining continuity during the current repositioning; entering the debt market; and for proper alignment with stockholder interests

Setting the Record Straight order and require a more hands-on approach to client interaction stockholders through special and regular dividends 67 Sandell Claim Fact Ethan Allen is falling behind its competitors in the use of its website for ecommerce opportunities •80% of the Company’s furniture products are custom made to •90% of all clients access product and Company information online, before coming into a Design Center •70% of our demographic base lives within driving distance of our over 200 North American Design Centers •Our Web strategy is designed to complement the personal service of our interior designers and generate online sales •Online transactions are up 30% and conversion rates are up 22% in fiscal 2015 Special dividends are not in the interest of stockholders, and the Company should do a share repurchase •Since going public, Ethan Allen has paid $348.4 million to •Ethan Allen has repurchased $549.2 million of shares or about 40% of the Company since going public •The Company expects to continue to pay regular and special dividends and effect share repurchases.

Sandell Sandell has not brought value to others with its real estate strategies. Ethan Allen questions whether the Sandell managers are appropriate long-term stewards for stockholders. Bob Evans and Brookdale Senior Living stock performance has dropped significantly since Sandell announced their holdings and later becoming part of their boards. 68 Sandell is not providing value to their targeted companies and has no track record of benefiting the long-term interests of Ethan Allen stockholders.

Sandell Source – SEC 13-f filings; Sandell Asset Management Corp, Sandell Investment Services, LLC 69 Sum of (x$1000) Reporting Date Holding 3/31/2014 6/30/2014 9/30/2014 12/31/2014 3/31/2015 6/30/2015 HOSPIRA $25,890 $27,781 HUDSON CITY BANCORP INC $10,171 $3,503 $3,641 $3,791 $3,735 HUMANA INC $16,068 INTERNATIONAL PAPER CO $16,370 IRON MTN INC $11,685 $7,866 ISHARES TR $66,987 $99,807 $87,390 JDS UNIPHASE CORP $48,161 $33,530 $37,571 $24,935 KAPSTONE PAPER AND PACKAGING $21,879 Kythera Biopharmaceuticals $13,444 LA QUINTA HOLDINGS INC $37,912 $16,155 MENS WEARHOUSE INC $23,843 $28,444 $16,128 $15,079 MERITOR INC $41,073 $65,640 $43,918 $50,901 $21,024 $19,439 MOTORCAR PARTS OF AMERICA $15,738 $13,853 MYERS INDS INC $8,459 MYLAN NV $14,515 NATIONAL OILWELL VARCO INC $401 $406 OIL STS INTL INC $36,196 $20,856 OM GROUP INC $13,108 OMNICARE INC $773 PARTNERRE LTD $21,031 PHARMACYCLICS INC $23,035 PROTECTIVE LIFE CORP $3,991 $19,641 QEP RESOURCES INC $24,582 $25,790 $26,548 $17,440 $15,648 $12,102 REMY INTERNATIONAL INC $20,929 $18,061 RIO ALTO MINING LTD $8,556 RIVERBED TECHNOLOGY INC $6,534 $32,370 $33,024 SAFEWAY INC $3,371 SCHLUMBERGER LTD $3,538 $4,137 SEARS HLDGS CORP $11,964 SEMIGROUP CORP $37,115 $30,483 SHIRE PLC $34,366 SIGMA ALDRICH CORP $16,798 $22,719 $23,367 $27,407 SILVER BAY RLTY TR CORP $2,263 SPDR Trust Series 1 $66,875 $69,989 $70,455 $103,215 $165,606 SUNCOKE ENERGY PARTNERS LP $101 $127 SUNEDISON INC $37,275 $28,342 $29,078 $34,595 $24,594 SUPERVALU INC $29,210 $31,693 TALISMAN ENERGY INC $4,137 $20,358 TIBCO SOFTWARE INC $19,967 TIMKENSTEEL CORP $17,835 $17,000 $18,642 TMST $13,299 $12,142 TRANSCANADA CORP $36,749 TRAVELPORT WORLDWIDE LTD $823 $18,454 $11,172 TRW AUTOMOTIVE HOLDINGS CORP $23,109 $26,549 $27,516 TW TELECOM INC $33,806 VISTEON CORP $49,030 $47,000 $34,096 $50,670 WINDSTREAM CORP $20,240 YAHOO INC $7,213 $32,866 $39,578 $14,427 YRC WORLDWIDE INC $984 Grand Total $741,429 $668,116 $1,043,082 $1,105,788 $1,113,135 $1,034,467 Percent change from previous quarter -9.9% 56.1% 6.0% 0.7% -7.1% Sum of (x$1000) Reporting Date Holding 3/31/2014 6/30/2014 9/30/2014 12/31/2014 3/31/2015 6/30/2015 AARONS INC $23,348 $21,842 ACCELRYS INC $11,368 AKORN INC $28,422 ALLERGAN INC $23,072 $19,330 ALLY FINL INC $7,412 $3,702 ALTERA CORP $11,756 AMERICAN AIRLS GROUP INC $2,630 $536 American Eagle Energy Corp $6,072 $929 $269 AMERICAN REALTY CAPITAL PROPERTIES INC $158 $141 $16,344 ANN INC $14,467 APACHE CORP $901 $602 ARUBA NETWORKS $20,204 ASHFORD HOSPITALITY PRIME INC $15,799 $13,291 $10,540 $11,875 $11,579 ASHLAND INC NEW $10,097 $18,836 $12,921 $18,458 $21,389 AUXILIUM PHARMACEUTICALS INC $22,883 AVANIR PHARMACEUTICALS INC $1,971 $14,662 BEAM INC $34,722 BERRY PLASTICS GROUP INC $24,122 BLOCK H & R INC $22,006 $27,389 $29,747 BOB EVANS FARMS INC $81,747 $85,233 $91,271 $114,083 $98,980 $108,972 BROADCOM CORP - CL A $20,623 BROOKDALE SENIOR LIVING INC $14,240 $82,654 $95,757 $87,997 CATAMARAN CORP $16,577 CHENIERE ENERGY PARTNERS LP $18,938 $16,300 CIT Group Inc $38,446 $27,867 CITY NATIONAL CORP $726 $782 COEUR MNG INC $16 $10 COMPUTER SCIENCES CORP $20,735 COMPUWARE CORP $88,342 $82,060 $74,139 CONCUR TECHNOLOGIES INC $19,987 COVISINT CORP $5,452 $341 $2,938 CUBIST PHARMACEUTICALS INC $5,891 $29,189 CUMULUS MEDIA INC-CL A $16,157 $22,806 $9,686 $6,818 DEALER TRACK TECHNOLOGIES INC $13,261 DELEK US HOLDINGS INC $19,381 DIRECTV $1,879 $47,638 $47,737 $47,248 DOMTAR CORP $20,799 $5,510 DRESSER-RAND GROUP INC $18,806 $20,810 $19,331 $175 ENERGY TRANSFER EQUITY LP $96 EQUINIX INC $42,920 $17,756 ETHAN ALLEN INTERIORS $14,344 $27,753 FAMILY DOLLAR STORES $49,283 $38,183 $54,196 $5,288 FIDELITY NATIONAL FINANCIAL $21,984 FUSION-IO INC $3,332 GENERAL MTRS CO $25,967 $25,505 $32,488 $109,663 GOLAR LNG LTD BERMUDA $24,062 $15,906 HALLIBURTON CO $1,243 $1,450 HCC INSURANCE HOLDINGS INC $10,973 HERTZ GLOBAL HOLDINGS INC $23,375 $21,057 HOLOGIC INC $27,198 $26,334 $17,841 HOSPIRA $25,890 $27,781 Ethan Allen Is Long Term, Sandell is Short Term. Sandell reports annual holdings turnover excess of 100%.1 1. Source Thomson One

Ethan Allen Stockholder Presentation - Executive Summary Iconic Brand Since 1932 with unparalleled brand recognition for quality, value, and service. Constant Reinvention to stay relevant and stay in business. World's Leading Interior Design Company with 300 Design Centers - 200 in North America – 50% new or relocated in the last ten years. 1,500 entrepreneurial in-house interior designers in North America, 50% new since 2011, bringing with them entrepreneurial backgrounds and professional interior design experience. Customization A Major Competitive Advantage with 80% of furniture products custom made in North American workshops after receipt of orders. Positive impact on cash flow, and reduced returns. Combining Technology And Personal Service with our website as a key marketing and branding medium. About 90% of our clients visit our website prior to visiting our Design Centers, and about 70% live within easy driving distance to our 200 Design Centers in North America. We have a continued focus on increasing our ecommerce sales. For fiscal 2015, online transactions were up 30% and conversion rate was up 22%. North American Manufacturing is Repositioned To Service $1 Billion In Sales. Consolidated from 30 to 6 manufacturing facilities in the U.S. and built two new plants in the past 6 years in Mexico and Honduras. Started construction of new 300,000 sq. ft. upholstery manufacturing plant. Strong October Written Orders – Increase of 33.9% reflecting receipt of Phase 3 product offerings and accelerated marketing message. North American interior design network in position to write over $1 billion in sales with major opportunity to increase further. Strong Operating Performance Part Of Our History; in last quarter, last fiscal year, last 5 years, and prior periods. Major Repositioning Of Product Offerings Completed With Phase 3 received by Design Centers in September and October with great receptivity. Strong Corporate Governance with an experienced and engaged board. 83% of independent directors are new in the past five years. For 2014 Annual Meeting, the board received 93% of "FOR" voting support. CEO is largest stockholder and interests are fully engaged with stockholders. CEO voluntarily reduced his compensation $533,000, $622,656, and $525,204 for fiscal years 2013, 2014 and 2015, respectively. New employment agreement for CEO places 70% of compensation on Company's future performance. The Company received 95% vote supporting "Say on Pay" at 2014 Annual Meeting. Sandell Is Focused On Short-Term "Financial Engineering" with a nominee slate that has little or no experience in many key areas critical to Ethan Allen's business and has no defined path to implement its ideas. 70

Disclaimers (Non-GAAP, Forward Looking, Safe Harbor) This presentation refers to certain non-GAAP information, which excludes the effects of restructuring, impairment, transition costs, and certain other items recorded during the periods presented. Reconciliations of this non-GAAP information to the most directly comparable GAAP measure are available in the addendum of this presentation and on our website, ethanallen.com. This presentation and related discussions should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended June 30, 2015 (the "2015 Form 10-K") and other reports filed with the Securities and Exchange Commission. This press release and related discussions contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements about such matters as: our capital structure; future or targeted operational and financial performance; liquidity, capital and debt levels; strategic plans; transformation initiatives; the pending proxy contest, the impacts thereof and other possible changes in the composition of the Company's board of directors; stock repurchase and dividend plans; our intent to secure debt or other forms of financing; demand for our products; our position in markets we serve; and regional and global economic and industry market conditions and changes therein. Such forward-looking statements reflect management's current expectations concerning future events and results of the Company, and are subject to various assumptions, risks and uncertainties including specifically, and without limitation, those set forth in Part I, Item 1A "Risk Factors" of the 2015 Form 10-K. Accordingly, actual future events or results could differ materially from those contemplated by the forward-looking statements. The Company assumes no obligation to update or provide revision to any forward-looking statement at any time for any reason. Important Additional Information The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company`s stockholders in respect of the 2015 annual meeting. Ethan Allen has filed with the U.S. Securities and Exchange Commission a definitive proxy statement and an accompanying white proxy card in connection with the 2015 annual meeting (the "2015 proxy materials"). The 2015 proxy materials contain important information about the Company, its directors and executive officers, the 2015 annual meeting and related matters. Stockholders are strongly urged to read the 2015 proxy materials, any amendments and supplements thereto, and the accompanying white proxy card carefully. Stockholders will be able to obtain free copies of the 2015 proxy materials and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov and on the company`s web site at http://www.ethanallen.com/en_us/investor-relations1.html. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the 2015 proxy materials.. 71

Non-GAAP reconciliation 2015 2014 2013 2012 2011 2010 2006 Operating income Special items Adjusted Operating income $ 65.9 4.6 70.5 $ 69.6 4.7 74.3 $ 60.4 8.4 68.8 $ 49.7 2.1 51.8 $ 31.9 1.8 33.7 $ (11.7) 13.1 1.4 $ 142.7 4.2 146.9 $ $ $ $ $ $ $ Operating Margin Special items Adjusted Operating Margin 8.7% 0.6% 9.3% 9.3% 0.6% 9.9% 8.3% 1.1% 9.4% 6.8% 0.3% 7.1% 4.7% 0.3% 5.0% -2.0% 2.2% 0.2% 13.4% 0.4% 13.8% EPS Special items Adjusted EPS $ 1.27 0.14 1.41 $ 1.47 (0.02) 1.45 $ 1.11 0.20 1.31 $ 1.71 (0.77) 0.94 $ 1.01 (0.43) 0.58 $ (1.53) 1.38 (0.15) $ 2.51 0.08 2.59 $ $ $ $ $ $ $ Net income Interest expense, net Income tax expense Depreciation and amortization EBITDA Special items Adjusted EBDITA $ 37.1 5.5 19.5 19.1 $ 42.9 7.0 19.5 17.9 $ 32.5 8.2 17.7 18.0 $ 49.7 8.5 (8.5) 18.6 $ 29.3 10.1 (2.9) 20.8 $ (44.3) 10.9 25.5 29.4 $ 85.7 9.1 52.4 21.6 81.3 8.2 89.5 87.3 4.7 92.0 76.4 10.3 86.7 68.3 2.1 70.4 57.3 0.3 57.6 21.5 5.5 27.0 168.8 4.2 173.0 $ $ $ $ $ $ $ Return on Equity = current fiscal year net income / average of current and prior fiscal year-end shareholders' equity Return on Assets = (current fiscal year net income less after tax interest expense) / average of current and prior fiscal year-end total assets Return on Invested Capital = (current fiscal year net income less after-tax interest expense) / average of current and prior fiscal year-end totals of debt plus equity. Special items consist of restructuring, transition charges and certain other items. 72